EXHIBIT 99.1


                  Fiscal Year 2006 Base Salary
                  ____________________________


          Name              2006 Base Salary           Effective Date
   __________________    ________________________    ___________________

   Robert B. Mahoney           $539,760             September 1, 2005

   Goro Tokuyama           Yen 36,716,900 (1)          July 1, 2005


(1) Approximately $330,452 based on recent exchange rates. See also Exhibit 99.3 to this Form 8-K.